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                                                                    Exhibit 10.1



                             SEALY MATTRESS COMPANY
                                SEALY CORPORATION

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 11, 1998 and entered into by and among Sealy Mattress Company, an Ohio corporation ("COMPANY"), Sealy Corporation, a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS"), Goldman Sachs Credit Partners L.P., as arranger and syndication agent ("SYNDICATION AGENT"), Morgan Guaranty Trust Company of New York, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"; collectively, Syndication Agent and Administrative Agent are referred to herein as "AGENTS"), and Bankers Trust Company, as documentation agent for Lenders, and is made with reference to that certain Credit Agreement dated as of December 18, 1997 (the "CREDIT AGREEMENT"), by and among Company, Holdings, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or in subsection 1.1 hereof.

                                    RECITALS

         WHEREAS, Company, Holdings and Lenders desire to amend certain of the terms and provisions of the Credit Agreement to permit a mortgage financing of Company's proposed new headquarters in lieu of a sale-leaseback financing thereof;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENT TO SECTION 1: DEFINITIONS

         A. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "FIRST AMENDMENT" means that certain First Amendment to Credit Agreement dated as of May 11, 1998 by and among Company, Holdings and the Lenders party thereto.



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                 "FIRST AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the First Amendment.

                 "NEW HEADQUARTERS" means the Real Property Asset in Archdale, North Carolina where the Company's corporate headquarters will be located on and after the First Amendment Effective Date.

                 1.2      AMENDMENTS TO SECTION 7:  NEGATIVE COVENANTS

                 A. Subsection 7.1 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of clause (xvi) thereof, (ii) deleting the "." at the end of clause (xvii) thereof and substituting therefor "; and" and (iii) adding at the end thereof a new clause (xviii) as follows:

                 "(xviii) Company may become and remain liable with respect to Indebtedness incurred to finance the acquisition and construction of the New Headquarters, PROVIDED that the aggregate principal amount of such Indebtedness shall not exceed $14,500,000 at any time outstanding."

                 B. Subsection 7.2A(iv) of the Credit Agreement is hereby amended by deleting the reference to "subsection 7.1(iii)(b)" contained therein and substituting therefor "subsections 7.1(iii)(b) and 7.1(xviii)".

                 C. Subsection 7.8 of the Credit Agreement is hereby amended by adding a new subsection 7.8D at the end thereof as follows:

                 "D. Company may make additional Consolidated Capital Expenditures in connection with the acquisition and construction of the New Headquarters in an aggregate amount not to exceed $16,000,000; PROVIDED that such expenditures shall be made on and after the First Amendment Effective Date."

                 D. Subsection 7.9 of the Credit Agreement is hereby amended by
(i) deleting the phrase "Except for the transactions described on sCHEDULE 7.9 annexed hereto," and (ii) deleting the last sentence thereof.

                 E. The Credit Agreement is hereby further amended by deleting
SCHEDULE 7.9 therefrom in its entirety.

                 SECTION 2.  CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of

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satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT
EFFECTIVE DATE"):

                 A. On or before the First Amendment Effective Date, each of Company and Holdings shall have delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                          1. A certificate of its corporate secretary or an
                 assistant secretary to the effect that (i) there have been no amendments to its Certificate of Incorporation or Bylaws after the Closing Date, (ii) the Resolutions of its Board of Directors delivered on the Closing Date are in full force and effect without modification or amendment, and (iii) there have been no changes after the Closing Date in the incumbency of its officers, together with a good standing certificate from the Secretary of State of the State of Delaware, dated a recent date prior to the First Amendment Effective Date; and

                          2. This Amendment, executed by Holdings and Company.

                 B. On or before the First Amendment Effective Date, Company shall have delivered to Lenders an Additional Mortgage and all other documents required to be delivered under (and shall have complied with all other covenants contained in) subsection 6.9 of the Credit Agreement in connection with the acquisition of the New Headquarters.

                 C. Company shall have delivered to Lenders an Officers' Certificate dated the First Amendment Effective Date certifying that no Potential Event of Default or Event of Default has occurred and is continuing or, after giving effect to this Amendment, shall be caused by the acquisition and financing of the New Headquarters or the consummation of the other transactions contemplated by this Amendment.

                 D. Company shall have delivered to Administrative Agent for Lenders (with sufficient originally executed copies for each Lender and its counsel) originally executed copies of one or more favorable written opinions of internal counsel of Company, dated the Closing Date and in form and substance reasonably satisfactory to Administrative Agent and its counsel, regarding the matters set forth in paragraphs A through E of Section 3 of this Amendment.



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                 SECTION 3.  COMPANY'S REPRESENTATIONS AND WARRANTIES

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. Each of Holdings and Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Holdings, Company and its Subsidiaries.

                 C. NO CONFLICT. The execution and delivery by each of Holdings and Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than any Liens created under any of the Collateral Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by Holdings and Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Holdings and Company, enforceable against Holdings and Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.




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                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT
AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                 SECTION 4.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. FEES AND EXPENSES. Company acknowledges that all reasonable costs, fees and expenses incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.




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                 D. APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Requisite Lenders, Company, Holdings and Agents and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        SEALY MATTRESS COMPANY

                                        By: /s/ Ronald H. Stolle
                                           ------------------------------
                                            Name:   Ronald H. Stolle
                                            Title:  Vice President & Treasurer


                                        SEALY CORPORATION

                                        By: /s/ Ronald H. Stolle
                                           ------------------------------
                                            Name:   Ronald H. Stolle
                                            Title:  Vice President & Treasurer



                                        GOLDMAN SACHS CREDIT PARTNERS
                                        L.P.,
                                        individually and as Syndication Agent

                                        By: /s/ Stephen B. King
                                           ------------------------------------
                                           Name:    Stephen B. King
                                           Title:   Authorized Signatory


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK,
                                        individually and as Administrative Agent

                                        By: /s/ Steve Hannan
                                            -----------------------------------
                                            Name:   Steve Hannan
                                            Title:  VP


                                        BANKERS TRUST COMPANY,
                                        individually and as Documentation Agent

                                        By: /s/ Andrew Keith
                                            ------------------------------------
                                            Name:   Andrew Keith
                                            Title:  Vice President

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION

                                        By:  /s/ Janet K. Williams
                                          --------------------------------------
                                            Name:  Janet K. Williams
                                            Title: Duly Authorized Signatory

                                        Notice Address:

                                          General Electric Capital Corporation
                                          201 High Ridge Road
                                          Stamford, CT 06927
                                          Attention: Michael McGonigle
                                          Telephone: (203) 316-7582
                                          Facsimile: (203) 316-7978



                                        BANK BOSTON, N.A.

                                        By:  /s/ Gregory R.D. Clark
                                             -----------------------------------
                                             Name:   Gregory R.D. Clark
                                             Title:  Managing Director

                                        Notice Address:

                                             Bank of Boston
                                             100 Federal Street
                                             Boston, MA 02110
                                             Attention:  Cheryl Carangelo
                                             Telephone:  (617) 434-6747
                                             Facsimile:  (617) 434-4929


                                        CREDIT AGRICOLE INDOSUEZ

                                        By: /s/ David Bouhl
                                            ----------------------------------
                                            Name:   David Bouhl, F.V.P.
                                            Title:  Head of Corporate Banking
                                                       Chicago


                                        By:  /s/ Dean Balice
                                             ---------------------------------
                                             Name:   Dean Balice
                                             Title   Senior Vice President
                                                        Branch Manager

                                        Notice Address:

                                             Credit Agricole Indosuez
                                             55 East Monroe Street
                                             Chicago, IL 60603
                                             Attention:  Ray Falkenberg
                                             Telephone:  (312) 917-7426
                                             Facsimile:  (312) 372-3724


                                        MERITA BANK LTD

                                        By:  /s/ Clifford Abramsky
                                             ----------------------------------
                                             Name:  Clifford Abramsky
                                             Title: Vice President

                                        By:  /s/ Frank Maffei
                                             ----------------------------------
                                             Name:   Frank Maffei
                                             Title:  Vice President

                                        Notice Address:

                                             Merita Bank
                                             437 Madison Avenue, 21st Floor
                                             New York, NY 10022
                                             Attention: Clifford Abramsky
                                             Telephone: (212) 318-9564
                                             Facsimile: (212) 318-9318


                                        CIBC, INC.

                                        By:   /s/ Timothy E. Doyle
                                              ---------------------------------
                                              Name:   Timothy E. Doyle
                                              Title:  Managing Director
                                                      CIBC Oppenheimer Corp.,
                                                      AS AGENT


                                        Notice Address:

                                              CIBC
                                              425 Lexington Avenue
                                              New York, NY 10017
                                              Attention: Timothy Doyle
                                              Telephone: (212) 856-3650
                                              Facsimile: (212) 856-3991



                                        CITY NATIONAL BANK

                                        By:   /s/ Scott J. Kelley
                                              ----------------------------------
                                              Name:    Scott J. Kelley
                                              Title:   Vice President

                                        Notice Address:

                                              City National Bank
                                              400 North Roxbury Drive
                                              Beverly Hills, CA 90210
                                              Attention:
                                        Kim Bingham
                                              Telephone:  (310) 888-6132
                                              Facsimile:  (310) 888-6152


                                        COMERICA BANK

                                        By:   /s/ Jeffrey J. Judge
                                              ---------------------------------
                                              Name:  Jeffrey J. Judge
                                              Title: Vice President

                                        Notice Address:

                                              Comerica Bank
                                              One Detroit Center
                                              500 Woodward Avenue MC 3268
                                              Detroit, MI 48226
                                              Attention: Jeff Judge
                                              Telephone: (313) 222-3801
                                              Facsimile: (313) 222-9514


                                         HUNTINGTON NATIONAL BANK,

                                        By:  /s/ Timothy M. Ward
                                             ----------------------------------
                                             Name:  Timothy M. Ward
                                             Title: A.V.P.

                                        Notice Address:

                                             Huntington National Bank
                                             917 Euclide Avenue
                                             Cleveland, OH  44115
                                             Attention:
                                        Timothy Ward
                                             Telephone:
                                        (216) 515-6832
                                             Facsimile:
                                        (216) 515-6082


                                        SANWA BUSINESS CREDIT
                                        CORPORATION

                                        By:  /s/ Peter A. Skavla
                                             ----------------------------------
                                             Name:  Peter A. Skavla
                                             Title: Vice President

                                        Notice Address:

                                        Sanwa Business Credit Corporation
                                        500 Glennpointe Centre West
                                        4th Floor
                                        Teaneck, NJ 07666
                                        Attention: Peter A. Skavla
                                        Telephone: (201) 836-4006
                                        Facsimile: (201) 836-4744


                                        SUMMIT BANK

                                        By:   /s/ Sage Nakamura
                                              -----------------------------
                                              Name:  Sage Nakamura
                                              Title: Assistant Treasurer

                                        Notice Address:

                                              Summit Bank
                                              750 Walnut Avenue, 3rd Floor
                                              Cranford, NJ 07016
                                              Attention: Sage Nakamura
                                              Telephone: (908) 709-6062
                                              Facsimile: (908) 709-6122